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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                       event reported): February 26, 2001
                                        -----------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                1-3863                             34-0276860
------------------------------------      ------------------------------       ------------------------------
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                            Identification No.)


                   1025 West NASA Blvd., Melbourne, FL                         32919
         --------------------------------------------------------    --------------------------
                (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Items 1-6.        Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
                           Report:

                           99. Press Release, dated February 26, 2001, announcing that Harris has lowered its earnings estimates for fiscal 2001.

Item 8.           Not Applicable.

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On February 26, 2001, Harris Corporation ("Harris" or the "Company") announced that it has lowered its earnings estimates for fiscal 2001.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRIS CORPORATION


                                        By:      /s/ Richard L. Ballantyne
                                           -------------------------------------
                                        Name:    Richard L. Ballantyne
                                        Title:   Vice President, General Counsel
                                                 and Secretary




Date:      February 26, 2001


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                                  EXHIBIT INDEX

        Exhibit No.
         Under Reg.
       S-K, Item 601                             Description
  -----------------------           ---------------------------------------


             99. Press Release, dated February 26, 2001, announcing that Harris has lowered its earnings estimates for fiscal 2001.